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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECUITIES EXCHANGE ACT OF 1934



      DATE OF REPORT:            December 31, 1997
                     -------------------------------------
                     (Date of the earliest event reported)




                        SYKES ENTERPRISES, INCORPORATED
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)





       Florida                       0-28274                   56-1383460
-------------------------          -------------         ----------------------
(State or other juris-             (Commission              (I.R.S. Employer
 diction of incorporation)         File Number)          Identification Number)




   100 North Tampa Street, Suite 3900
             Tampa, Florida                                          33602-5089
---------------------------------------                              ----------
(Address of principal executive offices)                             (Zip Code)



                                  813-274-1000
            ------ --------------------------------------------------
               Registrant's telephone number, including area code


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ITEM 2. ACQUISTION OR DISPOSITION OF ASSETS

On December 31, 1997, pursuant to an Acquisition Agreement dated as of December 31, 1997 (the "Agreement"), Sykes Enterprises, Incorporated ("Sykes" or the "Company") acquired all of the issued and outstanding stock of McQueen International Limited ("McQueen") in exchange for approximately 3.54 million shares of Sykes' common stock. Under the terms of the agreement, the transaction is to be accounted for utilizing the pooling-of-interests method of accounting.

McQueen, a corporation organized and existing under the laws of Scotland, provides inbound call center support and customer service, software fulfillment and foreign language translation and localization services. Michael M. Gray, Chairman and Chief Executive Officer of McQueen, along with his executive management team, will continue in management roles in the continuing operations.

There were no material relationships between McQueen and Sykes prior to the Agreement. Michael Gray did not own any shares of Sykes' common stock as of the date of the Agreement. In addition, none of the directors and executive officers of Sykes owned any McQueen stock as of the date of the Agreement.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial statements of business acquired.

                  It is impractical to provide the required financial statements for McQueen International Limited at the date of the filing of this Form 8-K. The required financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(b)      Pro forma financial information

                  It is impractical to provide the required pro forma financial statements for McQueen International Limited at the date of the filing of this Form 8-K. The required pro forma financial statements will be provided as soon as practicable but not later than sixty days after the date on which this Form 8-K must be filed.

(c)      Exhibits

         2.1 Acquisition Agreement between McQueen International Limited and Sykes Enterprises, Incorporated dated as of December 31, 1997 (without schedules or exhibits).1





















1 Sykes Enterprises, Incorporated agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.


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                                   SIGNATURES


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              SYKES ENTERPRISES, INCORPORATED



                                              By: /s/ Scott J. Bendert
                                                  ----------------------------
                                                  Scott J. Bendert
                                                  Senior Vice President-Finance
                                                   and Treasurer


Date: January 15, 1998